MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.












FUND LOGO













Semi-Annual Report

December 31, 1996

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





Merrill Lynch Developing Capital Markets Fund, Inc.



Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 1996


A map depicting the following asset allocation percentages:


Brazil               11.3%
Portugal              2.3%
France                2.1%
Hungary               2.4%
Czech Republic        0.7%
Netherlands           1.0%
Poland                2.0%
Russia                4.0%
Greece                1.5%
Turkey                1.7%
Pakistan              0.3%
India                 6.0%
Thailand              4.6%
China                 0.7%
South Korea           3.3%
Mexico               11.2%
Chile                 0.6%

Argentina             4.3%
Morocco               0.6%
Italy                 2.0%
Egypt                 1.0%
South Africa          4.9%
Zimbabwe              1.3%
Israel                2.1%
Malaysia             10.7%
Indonesia             4.0%
Hong Kong             8.8%
Taiwan                0.2%
Australia             1.2%

[FN]
*Total may not equal 100%.




DEAR SHAREHOLDER


During the three-month period ended December 31, 1996, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +1.44%, +1.21%, +1.21% and +1.37%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free Index declined 0.59% during the same period. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.) The Fund's outperformance is attributable to its overweighted positions in Hungary and Argentina, whose stock markets rose 18.36% and 12.71%, respectively. Also benefiting the Fund's performance were its investments in Egypt, Russia and Zimbabwe, whose stock markets had total returns of +23.19%, +18.20% and +21.90%, respectively.

Investment Review & Activities
Latin American markets continued their recovery during the three-month period ended December 31, 1996 led mainly by Argentina (+12.71%) and Venezuela (+19.38%). In Argentina, there was growing optimism concerning the economy following years of stabilization and monetary adjustments. Stronger economic growth in 1997 is now highly probable. One of our investments in Argentina is Companhia Naviera Perez Companc S.A.C.F.I.M.F.A. In our opinion, the company has excellent management and is highly profitable. Among its energy-related activities is oil production, whose growth is now coming primarily from Venezuela.

The stock market rally in Venezuela was fueled by easy monetary conditions and the anticipation of privatizations. Furthermore, the high price of oil coupled with record high production, and the inflow of investor capital, sustained the stock market and its currency, the Bolivar. Our allocation in Latin America declined slightly to 27.4% of net assets, as we took profits in Brazil.

During the past three months, the emerging European markets of Hungary and Russia rose 18.36% and 18.20%, respectively. Good earnings results, and the possibility of interest rate declines, were the driving forces in Hungary. One of our holdings is Gedeon Richter Ltd., a manufacturer and distributor of pharmaceutical products. With 67% of its revenues coming from exports, Gedeon obtains hard currency returns on a low-cost, soft currency cost base. We expect export growth to be supported further by recovery in Russia's economy in 1997. We increased our investments in Russia as we anticipated favorable developments in its capital markets, thereby raising our investments in Europe to 19.7% of net assets from 14.4% as of September 30, 1996.

Several of the Pacific Basin/Asian stock markets in which we invest were weak as a result of investor concerns regarding slowing eco-nomic growth and deteriorating external balances. Thailand declined 26.89% in response to problems in the banking sector tied to real estate lending; a downgrade of Thailand's sovereign risk rating by Moody's Investors Service, Inc.; and investor perceptions that the government's measures to address the macroeconomic concerns were insufficient. During the December quarter, our investments in the region as a whole declined modestly to 39.8% of net assets from 40.5% at September 30, 1996.

The Middle Eastern and African stock markets showed mixed performance. The strongest performer was the Egyptian stock market, which rose 23.19% during the past three months. Privatizations and the issuance of shares internationally drew the attention and capital of foreign investors to this emerging market. The South African market declined 6.14% in dollar terms, although it declined only 3.22% in Rand terms. The ongoing weakness in the Rand derives from investors' loss of confidence in the government's policies, such as those on capital controls. We believe that a lot of negative prospects have already been discounted and with a long-term horizon, stock valuations of well-managed companies are reasonable. An example is South African Breweries Ltd., one of the largest beer producers in the world, which is sourcing its growth increasingly from its operations in Zimbabwe, Poland and China.

In Conclusion
We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc. We look forward to discussing economic, stock market and portfolio developments with you in our upcoming quarterly report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager




January 30, 1997




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                                                                 12 Month     3 Month
                                                               12/31/96   9/30/96    12/31/95    % Change     % Change
ML Developing Capital Markets Fund Class A Shares                $14.53    $14.72     $13.18    +10.45%(1)    -1.10%(1)
ML Developing Capital Markets Fund Class B Shares                 14.45     14.53      13.11    +10.43(1)     -0.36(1)
ML Developing Capital Markets Fund Class C Shares                 14.41     14.50      13.08    +10.38(1)     -0.43(1)
ML Developing Capital Markets Fund Class D Shares                 14.52     14.68      13.17    +10.46(1)     -0.90(1)
ML Developing Capital Markets Fund Class A Shares--Total Return                                 +13.30(2)     +1.44(2)
ML Developing Capital Markets Fund Class B Shares--Total Return                                 +12.17(3)     +1.21(3)
ML Developing Capital Markets Fund Class C Shares--Total Return                                 +12.20(4)     +1.21(4)
ML Developing Capital Markets Fund Class D Shares--Total Return                                 +13.00(5)     +1.37(5)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.027 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.364 per share ordinary income dividends and $0.027 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.222 per share ordinary income dividends and $0.027 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.231 per share ordinary income dividends and $0.027 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.324 per share ordinary income dividends and $0.027 per share capital gains distributions.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/96                       +13.30%         +7.35%
Five Years Ended 12/31/96                 +10.67          +9.48
Inception (9/1/89) through 12/31/96       +10.46          +9.65

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/96                       +12.17%         +8.17%
Inception (7/1/94) to 12/31/96            + 3.75          +3.00

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/96                       +12.20%        +11.20%
Inception (10/21/94) to 12/31/96          - 2.12         - 2.12

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/96                       +13.00%         +7.07%
Inception (10/21/94) to 12/31/96          - 1.36          -3.75

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance
Summary--
Class A Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning      Ending       Distributed    Dividends Paid*      % Change**
9/1/89--12/31/89                  $ 9.60        $10.13        $0.004           $0.132            + 6.97%
1990                               10.13          9.04          --              0.640            - 5.33
1991                                9.04         10.89          --              0.252            +23.35
1992                               10.89         10.18         0.324            0.518            + 0.85
1993                               10.18         16.80         0.278            0.069            +68.96
1994                               16.80         13.90         0.653            0.447            -10.97
1995                               13.90         13.18          --              0.238             -3.43
1996                               13.18         14.53         0.027            0.364            +13.30
                                                              ------           ------
                                                        Total $1.286     Total $2.660

                                                        Cumulative total return as of 12/31/96: +107.37%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning      Ending       Distributed    Dividends Paid*      % Change**
7/1/94--12/31/94                  $14.54        $13.86        $0.653           $0.412            + 2.36%
1995                               13.86         13.11          --              0.124            - 4.50
1996                               13.11         14.45         0.027            0.222            +12.17
                                                              ------           ------
                                                        Total $0.680     Total $0.758

                                                          Cumulative total return as of 12/31/96: +9.66%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning      Ending       Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $16.71        $13.84        $0.653           $0.425            -10.98%
1995                               13.84         13.08          --              0.137            - 4.48
1996                               13.08         14.41         0.027            0.231            +12.20
                                                              ------           ------
                                                        Total $0.680     Total $0.793

                                                          Cumulative total return as of 12/31/96: -4.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value        Capital Gains
Period Covered                  Beginning      Ending       Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $16.77        $13.90        $0.653           $0.442            -10.84%
1995                               13.90         13.17          --              0.214            - 3.68
1996                               13.17         14.52         0.027            0.324            +13.00
                                                              ------           ------
                                                        Total $0.680     Total $0.980

                                                          Cumulative total return as of 12/31/96: -2.95%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                       (in US Dollars)
                                                                                                            Value    Percent of
AFRICA       Industries          Shares Held          Investments                          Cost           (Note 1a)  Net Assets
Morocco      Banking                 64,246   Wafa Bank                                $  2,488,569     $  4,058,246    0.6%

                                              Total Investments in Morocco                2,488,569        4,058,246    0.6


South        Beverage               234,813   South African Breweries Ltd.                5,728,608        5,950,672    0.8
Africa                               84,260   South African Breweries Ltd.
                                                (ADR) (a)                                 2,000,320        2,127,564    0.3
                                                                                       ------------     ------------  ------
                                                                                          7,728,928        8,078,236    1.1

             Coal                   948,000   Ingwe Coal Corporation Ltd.                 7,176,129        6,791,702    0.9

             Entertainment        1,841,700   Sun International, Ltd.                     2,542,305        1,476,984    0.2

             Financial               31,850   Anglo American Corporation of
             Services                           South Africa, Ltd. (ADR) (a)              1,980,464        1,727,862    0.2
                                    884,200   First National Bank Holdings Ltd.           8,540,288        4,330,235    0.6
                                                                                       ------------     ------------  ------
                                                                                         10,520,752        6,058,097    0.8

             Mining                 369,100   Beatrix Mines Ltd.                          3,247,494        2,308,848    0.3
                                    107,900   De Beers Centenary AG                       3,362,087        3,092,087    0.4
                                     95,000   De Beers Consolidated Mines Ltd.
                                                (ADR) (a)                                 2,201,328        2,683,750    0.4
                                     43,243   Vaal Reefs Exploration & Mining Co.
                                                Ltd.                                      3,935,763        2,774,358    0.4
                                     32,317 ++Western Areas Gold Mining Company
                                                Ltd.                                        469,861          445,776    0.1
                                    188,205 ++Western Areas Gold Mining Company
                                                Ltd. (ADR) (a)                            2,518,063        2,540,767    0.3
                                                                                       ------------     ------------  ------
                                                                                         15,734,596       13,845,586    1.9

             Steel                    2,768   South Africa Iron & Steel Industrial
                                                Corp., Ltd.                                   2,483            1,977    0.0

                                              Total Investments in South Africa          43,705,193       36,252,582    4.9


Zimbabwe     Beverage &           2,661,146   Delta Corporation Ltd.                      4,299,795        9,358,959    1.3
             Tobacco

                                              Total Investments in Zimbabwe               4,299,795        9,358,959    1.3

                                              Total Investments in Africa                50,493,557       49,669,787    6.8


EUROPE


Czech        Broadcast--Media       155,000 ++Central European Media Enterprises Ltd.
Republic                                        (Class A) (GDR) (b)                       4,262,500        4,843,750    0.7

                                              Total Investments in the Czech Republic     4,262,500        4,843,750    0.7


France       Utilities--Water       120,500   Compagnie Generale des Eaux S.A.           12,943,162       14,934,753    2.1

                                              Total Investments in France                12,943,162       14,934,753    2.1


Greece       Banking                136,655   Ergo Bank S.A. (Ordinary)                   6,296,114        6,933,664    1.0

             Beverage               122,660   Hellenic Bottling Co. S.A.                  2,854,032        3,934,218    0.5

                                              Total Investments in Greece                 9,150,146       10,867,882    1.5


Hungary      Health/Personal         97,480   Gedeon Richter Ltd. (GDR) (b)               3,726,530        5,653,840    0.8
             Care                    73,700   Gedeon Richter Ltd. (GDR) (b) (e)           2,433,751        4,274,600    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,160,281        9,928,440    1.4

             Oil & Related           61,000   Mol Magyar Olay-es Gazipari
                                                Reszvenytarsasag (GDR) (b)                  648,125          771,650    0.1
                                    319,000   Mol Magyar Olay-es Gazipari
                                                Reszvenytarsasag (GDR) (b) (e)            3,688,895        4,035,350    0.6
                                                                                       ------------     ------------  ------
                                                                                          4,337,020        4,807,000    0.7

             Telecommuni-            12,000 ++Magyar TavKozlesi Reszvenytarsasag
             cations                            (Ordinary) (e)                            2,338,938        2,599,010    0.3

                                              Total Investments in Hungary               12,836,239       17,334,450    2.4


Italy        Automobiles          2,400,000   Fiat S.p.A.                                 7,073,725        7,255,722    1.0

             Broadcast--Media     1,627,000   Mediaset S.p.A.                             7,628,004        7,501,400    1.0

                                              Total Investments in Italy                 14,701,729       14,757,122    2.0

Netherlands  Electronics             91,900   Philips Electronics N.V.                    3,740,578        3,727,115    0.5
                                     91,900   Philips Electronics N.V. (NY
                                                Registered Shares)                        3,620,967        3,676,000    0.5

                                              Total Investments in the Netherlands        7,361,545        7,403,115    1.0


Poland       Automotive             309,611 ++T.C. Debica                                 5,492,554        6,914,819    1.0

             Banking                420,804   Wielkopolski Bank Kredytowy S.A.            2,497,206        2,848,827    0.4

             Electrical &            30,600   Elektrim Towarzystow Handlowe S.A.            179,121          277,638    0.0
             Electronics

             Financial Services     129,205   Bank Rozwoju Eksportu S.A.                  3,160,505        3,877,593    0.5

             Multi-Industry         223,032   Mostostal-Export S.A.                         571,931          529,250    0.1

                                              Total Investments in Poland                11,901,317       14,448,127    2.0


Portugal     Building Products      357,000   Cimpor-Cimentos de Portugal S.A.            7,269,335        7,688,168    1.0

             Multi-Industry         254,041   Sonae Investimentos-SGPS S.A.               5,966,019        8,047,363    1.1

             Telecommuni-            18,000 ++Telecel-Comunicacaoes Pessoais, S.A.          910,363        1,149,677    0.2
             cations

                                              Total Investments in Portugal              14,145,717       16,885,208    2.3


Russia       Energy Sources         479,739   AO Mosenergo (ADR) (a)                     13,406,934       14,512,105    2.0
                                 15,820,000 ++Irkutskenergo (GDR) (b)                     1,994,233        2,088,240    0.3
                                                                                       ------------     ------------  ------
                                                                                         15,401,167       16,600,345    2.3

             Multi-Industry          88,200   Templeton Russia Fund, Inc.                 1,283,310        1,940,400    0.2

             Natural Gas            234,000 ++RAO Gazprom (ADR) (a) (e)                   3,685,500        4,153,500    0.6

             Oil & Related           78,600   Lukoil Oil Company (ADR) (a)                3,230,450        3,615,600    0.5

             Telecommuni-           135,200 ++Vimpel-Communications (ADR) (a)             3,244,131        3,194,100    0.4
             cations

                                              Total Investments in Russia                26,844,558       29,503,945    4.0


Turkey       Beverage &           2,397,200   Erciyas Biracilik Ve Malt Sanayii A.S.
             Tobacco                            (Class A) (GDR) (b)                       8,060,585        5,213,910    0.7

             Metal               62,677,000   Eregli Demir Ve Celik Fabrikalari           7,220,626        7,523,555    1.0
             Fabricating                        T.A.S.

                                              Total Investments in Turkey                15,281,211       12,737,465    1.7

                                              Total Investments in Europe               129,428,124      143,715,817   19.7



CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US Dollars)
LATIN                                                                                                       Value    Percent of
AMERICA      Industries          Shares Held          Investments                          Cost           (Note 1a)  Net Assets
Argentina    Banking                540,470   Banco Frances del Rio de la Plata
                                                S.A. (ADR) (a)                         $ 12,188,496     $ 14,862,925    2.0%
                                    278,180 ++Bansud S.A. (Class B)                       3,203,199        3,333,263    0.5
                                                                                       ------------     ------------  ------
                                                                                         15,391,695       18,196,188    2.5

             Oil & Related        1,070,970   Companhia Naviera Perez Companc
                                                S.A.C.F.I.M.F.A. (Class B)                5,917,884        7,530,425    1.0

             Telecommuni-           211,109   Telefonica de Argentina S.A. (ADR) (a)      6,086,231        5,462,445    0.8
             cations

                                              Total Investments in Argentina             27,395,810       31,189,058    4.3


Brazil       Banking            861,174,679   Banco Bradesco S.A. (Preferred)             5,170,352        6,241,838    0.9
                                 42,567,626   Banco Nacional S.A. (Preferred)               892,993               41    0.0
                                                                                       ------------     ------------  ------
                                                                                          6,063,345        6,241,879    0.9

             Beverage            21,788,513   Companhia Cervejaria Brahma S.A. PN
                                                (Preferred)                               8,032,321       11,912,480    1.6

             Oil & Related       90,917,333   Petroleo Brasileiro S.A. (Preferred)       12,746,043       14,483,414    2.0

             Steel              109,633,000   Companhia Siderurgica Nacional S.A.         2,886,862        3,113,075    0.4
                                 26,900,000   Usinas Siderurgicas de Minas
                                                Gerais--Usiminas S.A. (Preferred)        10,588,853       10,230,546    1.4
                                                                                       ------------     ------------  ------
                                                                                         13,475,715       13,343,621    1.8

             Telecommuni-            92,387   Telecomunicacoes Brasileiras
             cations                            S.A.--Telebras(ADR) (a)                   4,860,107        7,067,605    1.0
                                168,431,403   Telecomunicacoes Brasileiras
                                                S.A.--Telebras ON                         8,671,392       12,078,294    1.6
                                133,742,256   Telecomunicacoes Brasileiras
                                                S.A.--Telebras PN(Preferred)              5,978,192       10,298,759    1.4
                                                                                       ------------     ------------  ------
                                                                                         19,509,691       29,444,658    4.0

             Utilities--          9,130,000   Centrais Eletricas Brasileiras
             Electrical &                       S.A.--Eletrobras                          3,161,993        3,269,189    0.4
             Gas                  3,000,000   Centrais Eletricas Brasileiras
                                                S.A.--Eletrobras(Preferred)               1,058,033        1,114,640    0.2
                                     91,740   Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG)(ADR) (a) (e)                 1,979,789        3,096,225    0.4
                                                                                       ------------     ------------  ------
                                                                                          6,199,815        7,480,054    1.0

                                              Total Investments in Brazil                66,026,930       82,906,106   11.3


Chile        Apparel              3,004,672   Bata Chile S.A.                               852,637          255,053    0.1

             Broadcasting &       1,653,325   Editorial Lord Cochrane S.A.                  864,947          253,398    0.0
             Publishing

             Telecommunications      36,000   Compania de Telecomunicaciones de
                                                Chile S.A.(ADR) (a)                       3,483,907        3,640,500    0.5

                                              Total Investments in Chile                  5,201,491        4,148,951    0.6


Mexico       Beverage and           180,050   Panamerican Beverages, Inc. (Class A)       6,247,726        8,439,844    1.1
             Tobacco

             Building &           1,772,600   Apasco, S.A. de C.V.                        7,865,302       12,161,149    1.7
             Construction

             Financial Services     139,250 ++Banca Quadrum, S.A. de C.V. (ADR) (a)       1,773,145          504,781    0.1
                                        140   Grupo Financiero Inbursa, S.A. de
                                                C.V. (Class B)                                  529              478    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,773,674          505,259    0.1

             Health/Personal        914,070   Kimberly-Clark de Mexico, S.A. de
             Care                               C.V. (Series A)                          12,434,965       18,058,428    2.5

             Multi-Industry       3,132,287   Grupo Carso, S.A. de C.V. 'A'              20,480,698       16,515,044    2.2
                                    348,900   Grupo Carso, S.A. de C.V. (ADR) (a)         4,028,200        3,619,837    0.5
                                                                                       ------------     ------------  ------
                                                                                         24,508,898       20,134,881    2.7

             Retail                 150,000 ++Cifra, S.A. de C.V. 'B' (ADR) (a)             202,080          177,000    0.0
                                  9,609,400 ++Cifra, S.A. de C.V. 'C'                    15,525,457       11,720,269    1.6
                                                                                       ------------     ------------  ------
                                                                                         15,727,537       11,897,269    1.6

             Telecomm-                4,000 ++Carso Global Telecom, S.A.
             unications                         de C.V. 'A-1'                                10,540            9,300    0.0
                                    348,900 ++Carso Global Telecom, S.A. de
                                                C.V. (ADR) (a)                            1,657,275        1,570,050    0.2
                                    287,717   Telefonos de Mexico, S.A. de C.V.
                                                (ADR) (a)                                 9,214,741        9,494,661    1.3
                                                                                       ------------     ------------  ------
                                                                                         10,882,556       11,074,011    1.5

                                              Total Investments in Mexico                79,440,658       82,270,841   11.2


                                              Total Investments in Latin America        178,064,889      200,514,956   27.4


MIDDLE
EAST


Egypt        Banking                 16,843 ++Commercial International Bank
                                                (Egypt) S.A.E.                            1,992,666        2,545,341    0.4
                                    336,840 ++Commercial International Bank (Egypt)
                                                S.A.E. (GDR) (b)                          3,999,975        4,673,655    0.6

                                              Total Investments in Egypt                  5,992,641        7,218,996    1.0


Israel       Banking              3,043,266 ++Bank Hapoalim Ltd.                          4,838,495        4,827,450    0.6
                                  4,169,599 ++Bank Leumi Israel                           5,906,969        5,739,102    0.8
                                                                                       ------------     ------------  ------
                                                                                         10,745,464       10,566,552    1.4

             Merchandising           76,873 ++Blue Square Chain Stores Properties
                                                & Investments Ltd.                          438,729          602,591    0.1
                                     42,600 ++Blue Square Chain Stores Properties
                                                & Investments Ltd. (ADR) (a)                590,826          607,050    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,029,555        1,209,641    0.2

             Multi-Industry          26,308   Koor Industries Ltd.                        2,291,571        2,295,079    0.3
                                     86,020   Koor Industries Ltd. (ADR) (a)              1,589,636        1,462,340    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,881,207        3,757,419    0.5

                                              Total Investments in Israel                15,656,226       15,533,612    2.1


                                              Total Investments in the Middle East       21,648,867       22,752,608    3.1

PACIFIC BASIN/
ASIA


Australia    Merchandising          207,045   Amway Asia Pacific Ltd. (GDR) (b)           6,445,644        8,773,532    1.2

                                              Total Investments in Australia              6,445,644        8,773,532    1.2


China        Telecommuni-         6,128,000 ++Eastern Communications Co., Ltd.
             cations                            (Class B)                                 5,096,624        5,453,920    0.7

                                              Total Investments in China                  5,096,624        5,453,920    0.7



CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US Dollars)
PACIFIC
BASIN/ASIA                      Shares Held/                                                               Value     Percent of
(continued)  Industries         Face Amount           Investments                          Cost          (Note 1a)   Net Assets
Hong Kong    Automotive           3,948,000   Sime Darby (Hong Kong) Ltd.              $  4,447,190     $  4,977,114    0.7%

             Banking              4,221,666   JCG Holdings, Ltd.                          3,138,603        4,121,228    0.6
                                    539,000 ++Wing Hang Bank Ltd.                         1,989,929        2,446,199    0.3
                                                                                       ------------     ------------  ------
                                                                                          5,128,532        6,567,427    0.9

             Food                25,091,000   C.P. Pokphand Co. Ltd. (Ordinary)           7,330,535        9,813,845    1.4
                                 67,755,000 ++Tingyi (Cayman Islands) Holdings, Co.      17,964,259       17,740,351    2.4
                                                                                       ------------     ------------  ------
                                                                                         25,294,794       27,554,196    3.8

             Industrial          20,042,000   Sinocan Holdings Ltd.                       7,543,493        9,847,375    1.3

             Real Estate         30,535,000   China Overseas Land & Investment Co.        8,657,657       15,496,493    2.1

                                              Total Investments in Hong Kong             51,071,666       64,442,605    8.8


India        Banking                978,967   State Bank of India                         7,442,717        6,202,406    0.8

             Energy Sources       1,130,475   Bombay Suburban Electric Supply Co.
                                                Ltd.                                      6,038,831        6,529,877    0.9
                                     60,000   Bombay Suburban Electric Supply Co.
                                                Ltd. (GDR) (b)                              993,000        1,230,000    0.2
                                        500   Cochin Refinery Ltd.                            3,764            1,385    0.0
                                                                                       ------------     ------------  ------
                                                                                          7,035,595        7,761,262    1.1

             Financial              123,750   Housing Development Finance Corp.          10,139,790        7,794,519    1.1
             Services             3,330,990   Industrial Credit & Investment
                                                Corporation of India Ltd.                11,468,590        5,474,005    0.7
                                                                                       ------------     ------------  ------
                                                                                         21,608,380       13,268,524    1.8

             Leisure & Tourism      410,968   East India Hotels Ltd.                      4,640,964        4,517,774    0.6

             Recreation &           580,000   Suraj Diamonds Ltd.                         1,522,715          393,427    0.1
             Consumer Goods

             Telecommuni-         1,652,000   Mahanagar Telephone Nigram Ltd.             8,369,021       10,951,720    1.5
             cations

             Textiles                44,800   Grasim Industries Ltd.                        698,147          524,129    0.1
                                        300   JCT Ltd.                                          490               72    0.0
                                      7,058   Reliance Industries Ltd.                       44,757           40,127    0.0
                                                                                       ------------     ------------  ------
                                                                                            743,394          564,328    0.1

                                              Total Investments in India                 51,362,786       43,659,441    6.0


Indonesia    Broadcasting &   US$ 4,645,000   P.T. Surya Citra Television, 4% due
             Publishing                         7/01/1997 (Convertible) (e)               4,856,085        4,647,801    0.6

             Energy Equipment
             & Services             151,800   P.T. Kabelmetal Indonesia (Rights) (d)              0                0    0.0

             Food                 1,703,000   P.T. Indofood Sukses Makmur                 3,270,783        3,390,131    0.5

             Multi-Industry       5,118,000   P.T. Bimantara Citra                        5,711,762        6,828,335    0.9

             Real Estate         10,084,500   P.T. Ciputra Development                    8,926,472       10,464,644    1.4

             Telecommuni-         1,565,500   P.T. Telekomunikasi Indonesia               2,349,798        2,701,996    0.4
             cations                 33,000   P.T. Telekomunikasi Indonesia
                                                (ADR) (a)                                 1,044,120        1,138,500    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,393,918        3,840,496    0.6

                                              Total Investments in Indonesia             26,159,020       29,171,407    4.0


Malaysia     Airlines             1,325,000   Malaysian Airline System BHD                3,743,852        3,437,129    0.5

             Banking                578,000   Commerce Asset Holding BHD                  3,712,883        4,349,307    0.6
                                  3,616,000   Public Bank BHD 'Foreign'                   7,311,962        7,661,624    1.0
                                                                                       ------------     ------------  ------
                                                                                         11,024,845       12,010,931    1.6

             Broadcasting &       1,048,000   New Straits Times Press BHD                 5,107,457        6,059,723    0.9
             Publishing           2,073,000   Sistem Televisyen Malaysia BHD
                                                (Class A)                                 3,314,193        3,842,234    0.5
                                                                                       ------------     ------------  ------
                                                                                          8,421,650        9,901,957    1.4

             Building         US$ 3,800,000   Aokam Perdana BHD, 3.50% due 6/13/2004
             Materials                          (Convertible)                             2,968,250        2,318,000    0.3
                                    713,000   Hume Industries (Malaysia) BHD              3,782,705        4,489,782    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,750,955        6,807,782    0.9

             Chemicals            1,135,500   Nylex (Malaysia) BHD                        3,000,783        2,563,307    0.4

             Consumer Products      500,000 ++Amway (Malaysia) Holdings BHD               3,013,896        2,831,683    0.4
             & Services

             Diversified            373,000   OYL Industries BHD                          3,849,130        3,914,653    0.5
             Holdings

             Engineering &        1,083,000   Malaysian Resources Corp. BHD               3,760,699        4,267,663    0.6
             Construction

             Food                   473,000   Nestle (Malaysia) BHD                       3,702,794        3,802,733    0.5

             Multi-Industry         843,000   Ekran BHD                                   3,768,820        3,538,931    0.5
                                  3,556,000   Renong BHD                                  6,035,265        6,309,259    0.9
                                  1,125,000   Sime Darby BHD                              3,759,870        4,433,168    0.6
                                    828,000   Sungei Way Holdings BHD                     2,249,601        2,459,406    0.3
                                                                                       ------------     ------------  ------
                                                                                         15,813,556       16,740,764    2.3

             Natural Gas            910,000   Petronas Gas BHD                            3,791,186        3,784,158    0.5

             Oil & Related          646,000   Petronas Dagangan BHD                       1,888,810        1,662,970    0.2

             Telecommuni-         3,370,700 ++Technology Resources Industries BHD        11,945,377        6,647,955    0.9
             cations

                                              Total Investments in Malaysia              80,707,533       78,373,685   10.7


Pakistan     Chemicals--            220,500   Fauji Fertilizer Co. Ltd.                     513,824          371,352    0.1
             Fertilizers

             Electrical           1,446,227 ++Karachi Electric Supply Corp. Ltd.          1,121,386          676,567    0.1
             Components

             Telecommuni-            14,050 ++Pakistan Telecommunications Corp.           1,489,569          879,880    0.1
             cations

                                              Total Investments in Pakistan               3,124,779        1,927,799    0.3


South        Automotive              66,214 ++Dong Ah Tire Industries                     3,636,388        4,629,086    0.6
Korea

             Banking                589,720   Cho Hung Bank Co. Ltd.                      6,059,454        4,758,358    0.7
                                      2,740   Shinhan Bank                                   50,472           44,881    0.0
                                                                                       ------------     ------------  ------
                                                                                          6,109,926        4,803,239    0.7

             Telecommuni-         1,155,048   Korea Mobile Telecommunications
             cations                            Corp. (ADR) (a)                          17,882,427       14,871,245    2.0

                                              Total Investments in South Korea           27,628,741       24,303,570    3.3


Taiwan       Insurance              500,000 ++Fubon Insurance Co.                         1,351,337        1,328,239    0.2


                                              Total Investments in Taiwan                 1,351,337        1,328,239    0.2


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                           (in US Dollars)
PACIFIC
BASIN/ASIA                      Shares Held/                                                               Value     Percent of
(concluded)  Industries         Face Amount           Investments                          Cost          (Note 1a)   Net Assets
Thailand     Banking              1,456,000   Krung Thai Bank Public Co. Ltd.          $  6,874,574     $  2,810,153    0.4%
                                    690,800   Phatra Thanakit Public Co. Ltd.             7,324,993        1,966,249    0.3
                                    117,000   Siam Commercial Bank Public Co. Ltd.
                                                'Foreign'                                 1,862,717          848,520    0.1
                                  1,210,700 ++Thai Farmers Bank, Ltd. 'Foreign'          12,946,596        7,553,008    1.0
                                    151,337   Thai Farmers Bank, Ltd. 'Foreign'
                                                (Warrants) (c)                              149,542          143,094    0.0
                                                                                       ------------     ------------  ------
                                                                                         29,158,422       13,321,024    1.8

             Financial            1,216,000   Finance One Public Company Ltd.
             Services                           'Foreign'                                 8,846,979        2,465,474    0.3

             Merchandising          183,700   Siam Makro Public Co. Ltd.                    880,759          773,564    0.1

             Real Estate    Chf  11,300,000   Bangkok Land Public Co., Ltd., 3.125%
                                                due 3/31/2001 (Convertible)               3,974,841        3,376,158    0.5
                            US$   1,565,000   Bangkok Land Public Co., Ltd., 4.50%
                                                due 10/13/2003 (Convertible)              1,155,250          985,950    0.1
                            US$   3,731,000   Hemaraj Land and Development Public Co.,
                                                Ltd., 3.50% due 9/09/2003                 3,662,886        3,805,620    0.5
                            US$   3,013,000   Tanayon Public Co. Ltd., 3.50%
                                                due 3/01/2004 (Convertible)               2,728,316        2,689,102    0.4
                                                                                       ------------     ------------  ------
                                                                                         11,521,293       10,856,830    1.5

             Telecommuni-           558,000   Advanced Info Services Public
             cations                            Company Ltd. 'Foreign'                   10,457,207        4,743,011    0.7
                                    840,000 ++TelecomAsia Corporation Public
                                                Company Ltd. 'Foreign'                    2,002,708        1,752,252    0.2
                                                                                       ------------     ------------  ------
                                                                                         12,459,915        6,495,263    0.9

                                              Total Investments in Thailand              62,867,368       33,912,155    4.6


                                              Total Investments in the
                                                BPacific asin/Asia                      315,815,498      291,346,353   39.8


SHORT-TERM                          Face
SECURITIES                         Amount


             Commercial     US$   4,107,000   General Electric Capital Corp., 7.10%
             Paper*                             due 1/02/1997                             4,106,190        4,106,190    0.6
                                 12,720,000   National Fleet Funding Corp., 5.34%
                                                due 1/16/1997                            12,691,698       12,691,698    1.7
                                                                                       ------------     ------------  ------
                                                                                         16,797,888       16,797,888    2.3

             US Government &     10,000,000   Federal Home Loan Bank, 5.25% due           9,998,542       9,998,542     1.4
             Agency Obligations*                1/02/1997

                                              Total Investments in Short-Term
                                                Securities                               26,796,430       26,796,430    3.7


             Total Investments                                                         $722,247,365      734,795,951  100.5
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (3,940,279)  (0.5)
                                                                                                        ------------  ------
             Net Assets                                                                                 $730,855,672  100.0%
                                                                                                        ============  ======




            *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           ++Non-income producing security.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)Warrants entitles the Fund to purchase a predetermined number of shares of stock at a predetermined price until the expiration date.
          (d)The rights may be exercised until 2/14/1997.
          (e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $22,806,000, representing 3.12% of net assets.

                                                       Acquisition                                  Value
             Issue                                       Date(s)                  Cost            (Note 1a)
             Companhia Energetica de Minas
               Gerais S.A. (CEMIG) (ADR)          9/22/1994--8/01/1995      $  1,979,789       $ 3,096,225
             Gedeon Richter Ltd. (GDR)            3/12/1996--7/30/1996         2,433,751         4,274,600
             Magyar TavKozlesi
               Reszvenytarsasag (Ordinary)        3/10/1995--3/23/1995         2,338,938         2,599,010
             Mol Magyar Olay-es Gazipari
               Reszvenytarsasag (GDR)             1/19/1996--2/22/1996         3,688,895         4,035,350
             P.T. Surya Citra Television, 4%
               due 7/01/1997 (Convertible)        6/24/1994--2/27/1996         4,856,085         4,647,801
             RAO Gazprom (ADR)                          10/21/1996             3,685,500         4,153,500

             Total                                                           $ 18,982,958       $22,806,486
                                                                             ============       ===========


             See Notes to Consolidated Financial Statements.




EQUITY PORTFOLIO CHANGES



 For the Quarter Ended December 31, 1996


 Additions


 Amway (Malaysia) Holdings BHD (GDR)
 Centrais Eletricas Brasileiras S.A.--
   Eletrobras
 Centrais Eletricas Brasileiras S.A.--
   Eletrobras (Preferred)
 Central European Media Enterprises Ltd.
   (Class A) (GDR)
 Cho Hung Bank Co. Ltd.
 Cimpor-Cimentos de Portugal S.A.
 Fiat S.p.A.
 Fubon Insurance Co.
 Grupo Financiero Inbursa, S.A. de C.V.
   (Class B)

*Grupo Financiero Inbursa, S.A. de C.V.
 (Class B) (ADR)
 Ingwe Coal Corporation Ltd.
 Irkutskenergo (GDR)
 Lukoil Oil Company (ADR)
 P.T. Kabelmetal Indonesia (Rights)
 P.T. Telekomunikasi Indonesia (ADR)
 Philips Electronics N.V.
 Philips Electronics N.V. (NY Registered
   Shares)
 RAO Gazprom (ADR)
 Shinhan Bank
 Sungei Way Holdings BHD (Rights)
 Telecel-Comunicacaoes Pessoais, S.A.
 TelecomAsia Corporation Public Company
   Ltd. 'Foreign'
 Vimpel-Communications (ADR)



 Deletions


 Arab-Malaysian Merchant Bank
   Holdings BHD
 C.A. La Electricidad de Caracas
   S.A.I.C.A.--S.A.C.A.
 Carrefour S.A. (Ordinary)
 Chemical Company of Malaysia BHD
 Companhia Energetica de Minas Gerais S.A.
   (CEMIG)(Preferred)
 Driefontein Consolidated Ltd. (ADR)
*Grupo Financiero Inbursa, S.A. de C.V.
 (Class B) (ADR)
 Hellenic Telecommunication
   Organization S.A.
 Invercorporacion, S.A. de C.V. 'A-1'
 Invercorporacion, S.A., de C.V. 'A-1' (ADR)
 Kimberly-Clark de Mexico, S.A. de C.V. (ADR)
 Kinross Mines Ltd.
 Korea Electric Power Corp.
 Light Participacoes S.A.
 Malbak Ltd. (GDR)
 Mostostal-Export S.A. (Series E)
 P.T. Ciputra Development (Rights)
 P.T. Kabelmetal Indonesia
 Siderurgica Venezolana SIVENSA,
   S.A.I.C.A.--S.A.C.A.
 Siderurgica Venezolana SIVENSA,
   S.A.I.C.A.--S.A.C.A. (ADR)
 Siderurgica Venezolana SIVENSA,
   S.A.I.C.A.--S.A.C.A. (Class B)(ADR)
 Sistem Televisyen Malaysia BHD
 Telecomunicacoes de Minas Gerais
   S.A.--TELEMIG (Class B)(Preferred)

[FN]
*Added and deleted in the same quarter.



CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$722,247,365) (Note 1a)                         $734,795,951
                    Cash                                                                                         146,891
                    Foreign cash (Note 1c)                                                                    10,933,549
                    Receivables:
                      Dividends                                                            $  7,258,301
                      Securities sold                                                         4,360,833
                      Capital shares sold                                                     2,091,148
                      Interest                                                                  379,018       14,089,300
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1f)                                                   41,663
                                                                                                            ------------
                    Total assets                                                                             760,007,354
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                   19,955,275
                      Capital shares redeemed                                                 5,328,153
                      Investment adviser (Note 2)                                               636,622
                      Distributor (Note 2)                                                      322,553       26,242,603
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     2,909,079
                                                                                                            ------------
                    Total liabilities                                                                         29,151,682
                                                                                                            ------------


Net Assets:         Net assets                                                                              $730,855,672
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,220,981
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          2,125,883
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            352,793
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            345,338
                    Paid-in capital in excess of par                                                         709,650,754
                    Undistributed investment income--net                                                       1,340,382
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net (Note 6)                                                        2,293,728
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         12,525,813
                                                                                                            ------------
                    Net assets                                                                              $730,855,672
                                                                                                            ============


Net Asset           Class A--Based on net assets of $322,732,757 and 22,209,814
Value:                       shares outstanding                                                             $      14.53
                                                                                                            ============
                    Class B--Based on net assets of $307,143,209 and 21,258,828
                             shares outstanding                                                             $      14.45
                                                                                                            ============
                    Class C--Based on net assets of $50,827,176 and 3,527,932
                             shares outstanding                                                             $      14.41
                                                                                                            ============
                    Class D--Based on net assets of $50,152,530 and 3,453,382
                             shares outstanding                                                             $      14.52
                                                                                                            ============


                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF OPERATIONS

                    For the Six Months Ended December 31, 1996
Investment Income   Dividends (net of $288,820 foreign withholding tax)                                     $ 14,531,620
(Notes 1d & 1e):    Interest and discount earned                                                               2,441,036
                                                                                                            ------------
                    Total income                                                                              16,972,656
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  3,767,651
                    Account maintenance and distribution fees--Class B (Note 2)               1,554,324
                    Custodian fees                                                            1,086,799
                    Transfer agent fees--Class B (Note 2)                                       351,570
                    Transfer agent fees--Class A (Note 2)                                       304,940
                    Account maintenance and distribution fees--Class C (Note 2)                 249,650
                    Accounting services (Note 2)                                                 98,020
                    Printing and shareholder reports                                             85,719
                    Account maintenance fees--Class D (Note 2)                                   72,698
                    Transfer agent fees--Class C (Note 2)                                        57,628
                    Registration fees (Note 1f)                                                  55,250
                    Transfer agent fees--Class D (Note 2)                                        53,011
                    Professional fees                                                            44,522
                    Directors' fees and expenses                                                 18,688
                    Pricing fees                                                                  5,546
                    Other                                                                        34,454
                                                                                           ------------
                    Total expenses                                                                             7,840,470
                                                                                                            ------------
                    Investment income--net                                                                     9,132,186
                                                                                                            ------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       40,841,929
(Loss) on             Foreign currency transactions--net                                       (621,407)     40,220,522
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (57,646,234)
(Notes 1b, 1c,        Foreign currency transactions--net                                         40,699      (57,605,535)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (17,385,013)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (8,252,827)
                                                                                                            ============


                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                         1996             1996
Operations:         Investment income--net                                                 $  9,132,186     $  7,784,215
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        40,220,522      (19,609,742)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (57,605,535)      94,930,812
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (8,252,827)      83,105,285
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (6,147,014)      (5,561,685)
Shareholders          Class B                                                                (2,959,341)      (1,835,760)
(Note 1g):            Class C                                                                  (523,137)        (257,907)
                      Class D                                                                  (823,715)        (462,153)
                    Realized gain on investments--net:
                      Class A                                                                (2,372,022)              --
                      Class B                                                                (2,299,701)              --
                      Class C                                                                  (380,478)              --
                      Class D                                                                  (369,485)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,874,893)      (8,117,505)
                                                                                           ------------     ------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                              5,112,694      121,555,763
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                 (19,015,026)     196,543,543
                    Beginning of period                                                     749,870,698      553,327,155
                                                                                           ------------     ------------
                    End of period*                                                         $730,855,672     $749,870,698
                                                                                           ============     ============


                   *Undistributed investment income--net                                   $  1,340,382     $  2,661,403
                                                                                           ============     ============


                    See Notes to Consolidated Financial Statements.


CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                Class A
                    The following per share data and ratios have      For the
                    been derived from information provided in the    Six Months
                    financial statements.                              Ended
                                                                      Dec. 31,          For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:            1996++      1996++     1995      1994      1993++
Per Share           Net asset value, beginning of period            $  15.05     $  13.35  $  14.61  $  11.62   $  11.92
Operating                                                           --------     --------  --------  --------   --------
Performance:        Investment income--net                               .22          .23       .24       .11        .12
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (.35)        1.71      (.40)     3.23        .42
                                                                    --------     --------  --------  --------   --------
                    Total from investment operations                    (.13)        1.94      (.16)     3.34        .54
                                                                    --------     --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.28)        (.24)     (.04)     (.07)      (.14)
                      Realized gain on investments--net                 (.11)          --      (.60)     (.28)      (.70)
                      In excess of realized gain on
                    investments--net                                      --           --      (.46)       --         --
                                                                    --------     --------  --------  --------   --------
                    Total dividends and distributions                   (.39)        (.24)    (1.10)     (.35)      (.84)
                                                                    --------     --------  --------  --------   --------
                    Net asset value, end of period                  $  14.53     $  15.05  $  13.35  $  14.61   $  11.62
                                                                    ========     ========  ========  ========   ========


Total Investment    Based on net asset value per share                  (.78)%+++  14.82%    (1.67%)   28.73%      5.17%
Return:**                                                           ========     ========  ========  ========   ========


Ratios to Average   Expenses                                           1.56%*       1.54%     1.62%     1.46%      1.71%
Net Assets:                                                         ========     ========  ========  ========   ========
                    Investment income (loss)--net                      2.99%*       1.66%     1.56%      .63%      (.04%)
                                                                    ========     ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)        $322,733     $342,884  $350,081  $401,996   $142,285
Data:                                                               ========     ========  ========  ========   ========
                    Portfolio turnover                                45.52%       71.01%    63.37%    66.85%     91.72%
                                                                    ========     ========  ========  ========   ========
                    Average commission rate paid++++                $  .0002     $  .0012        --        --         --
                                                                    ========     ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
                    See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                                  Class B
                                                                                 For the                         For the
                                                                                   Six           For the          Period
                    The following per share data and ratios have been derived     Months           Year          July 1,
                    from information provided in the financial statements.        Ended           Ended        1994++++ to
                                                                                 Dec. 31,        June 30,        June 30,
                    Increase (Decrease) in Net Asset Value:                       1996++          1996++           1995
Per Share           Net asset value, beginning of period                         $  14.90       $  13.24        $  14.54
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .14            .09             .08
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net                               (.34)          1.69            (.32)
                                                                                 --------       --------        --------
                    Total from investment operations                                 (.20)          1.78            (.24)
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.14)          (.12)             --
                      Realized gain on investments--net                              (.11)            --            (.60)
                      In excess of realized gain on investments--net                   --             --            (.46)
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.25)          (.12)          (1.06)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  14.45       $  14.90        $  13.24
                                                                                 ========       ========        ========


Total Investment    Based on net asset value per share                             (1.30%)+++     13.63%          (2.22%)+++
Return:**                                                                        ========       ========        ========


Ratios to Average   Expenses                                                        2.61%*         2.56%           2.79%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          1.87%*          .65%           1.01%*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $307,143       $302,183        $162,774
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             45.52%         71.01%          63.37%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0002       $  .0012              --
                                                                                 ========       ========        ========


                                                                         Class C                       Class D

                                                             For the               For the    For the             For the
                    The following per share data and ratios    Six       For the    Period      Six     For the    Period
                    have been derived from information        Months      Year    Oct. 21,     Months    Year     Oct. 21,
                    provided in the financial statements.     Ended      Ended   1994++++ to   Ended    Ended    1994++++ to
                                                             Dec. 31,   June 30,   June 30,   Dec. 31,  June 30,  June 30,
                    Increase (Decrease) in Net Asset Value:  1996++      1996++      1995     1996++    1996++      1995
Per Share           Net asset value, beginning of
Operating           period                                 $  14.87   $  13.22   $  16.71  $  15.02   $  13.33  $  16.77
Performance:                                               --------   --------   --------  --------   --------  --------
                    Investment income--net                      .13        .09        .08       .20        .21       .13
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          (.33)      1.70      (2.50)     (.35)      1.69     (2.48)
                                                           --------   --------   --------  --------   --------  --------
                    Total from investment operations           (.20)      1.79      (2.42)     (.15)      1.90     (2.35)
                                                           --------   --------   --------  --------   --------  --------
                    Less dividends and distributions:
                      Investment income--net                   (.15)      (.14)      (.01)     (.24)      (.21)     (.03)
                      Realized gain on investments--net        (.11)        --       (.60)     (.11)        --      (.60)
                      In excess of realized gain on
                      investments--net                           --         --       (.46)       --         --      (.46)
                                                           --------   --------   --------  --------   --------  --------
                    Total dividends and distributions          (.26)      (.14)     (1.07)     (.35)      (.21)    (1.09)
                                                           --------   --------   --------  --------   --------  --------
                    Net asset value, end of period         $  14.41   $  14.87   $  13.22  $  14.52   $  15.02  $  13.33
                                                           ========   ========   ========  ========   ========  ========


Total Investment    Based on net asset value per
Return:**           share                                    (1.30%)+++ 13.68%    (14.97%)+++ (.92%)+++ 14.55%   (14.49%)+++
                                                           ========   ========   ========  ========   ========  ========


Ratios to Average   Expenses                                  2.61%*     2.56%      2.96%*    1.81%*     1.76%     2.19%*
Net Assets:                                                ========   ========   ========  ========   ========  ========
                    Investment income--net                    1.80%*     0.67%      1.32%*    2.70%*     1.48%     2.10%*
                                                           ========   ========   ========  ========   ========  ========


Supplemental        Net assets, end of period (in
Data:               thousands)                             $ 50,827   $ 46,983   $ 18,573  $ 50,153   $ 57,821  $ 21,899
                                                           ========   ========   ========  ========   ========  ========
                    Portfolio turnover                       45.52%     71.01%     63.37%    45.52%     71.01%    63.37%
                                                           ========   ========   ========  ========   ========  ========
                    Average commission rate paid++++++     $  .0002   $  .0012         --  $  .0002   $  .0012        --
                                                           ========   ========   ========  ========   ========  ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++Commencement of Operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.




NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                   Account       Distribution
                               Maintenance Fee       Fee

Class B                             0.25%           0.75%
Class C                             0.25%           0.75%
Class D                             0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                 MLFD     MLPF&S

Class A                        $3,795   $ 55,880
Class D                        $9,152   $103,838



For the six months ended December 31, 1996, MLPF&S received contingent deferred sales charges of $368,001 and $10,884 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $142,646 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1996.




NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLFD, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1996 were $333,438,737 and $317,066,850, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:



                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $ 40,844,454    $12,548,586
Short-term investments                 (2,525)            --
Foreign currency transactions        (621,407)       (22,773)
                                 ------------    -----------
Total                            $ 40,220,522    $12,525,813
                                 ============    ===========


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $12,548,586, of which $90,310,380 related to appreciated securities and $77,761,794 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $722,247,365.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $5,112,694 and $121,555,763 for the six months ended December
31, 1996 and the year ended June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         1,640,593   $ 23,904,425
Shares issued to shareholders
in reinvestment of dividends
and distributions                     520,090      7,328,070
                                 ------------   ------------
Total issued                        2,160,683     31,232,495
Shares redeemed                    (2,731,592)   (39,876,742)
                                 ------------   ------------
Net decrease                         (570,909)  $ (8,644,247)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         2,735,667   $ 38,556,805
Shares issued to shareholders
in reinvestment of dividends          372,866      4,809,974
                                 ------------   ------------
Total issued                        3,108,533     43,366,779
Shares redeemed                    (6,552,984)   (89,771,385)
                                 ------------   ------------
Net decrease                       (3,444,451)  $(46,404,606)
                                 ============   ============



Class B Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         3,487,011   $ 50,621,304
Shares issued to shareholders
in reinvestment of dividends
and distributions                     337,691      4,734,432
                                 ------------   ------------
Total issued                        3,824,702     55,355,736
Shares redeemed                    (2,814,659)   (40,673,966)
Automatic conversion of shares        (33,184)      (483,062)
                                 ------------   ------------
Net increase                          976,859   $ 14,198,708
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        12,840,731   $179,107,988
Shares issued to shareholders
in reinvestment of dividends          128,947      1,655,685
                                 ------------   ------------
Total issued                       12,969,678    180,763,673
Shares redeemed                    (4,893,284)   (67,373,581)
Automatic conversion of shares        (92,406)    (1,275,022)
                                 ------------   ------------
Net increase                        7,983,988   $112,115,070
                                 ============   ============

Class C Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                           705,165   $ 10,222,192
Shares issued to shareholders
in reinvestment of dividends
and distributions                      59,048        825,497
                                 ------------   ------------
Total issued                          764,213     11,047,689
Shares redeemed                      (396,267)    (5,716,027)
                                 ------------   ------------
Net increase                          367,946   $  5,331,662
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         2,350,884   $ 32,960,409
Shares issued to shareholders
in reinvestment of dividends           18,269        234,019
                                 ------------   ------------
Total issued                        2,369,153     33,194,428
Shares redeemed                      (613,802)    (8,506,773)
                                 ------------   ------------
Net increase                        1,755,351   $ 24,687,655
                                 ============   ============



Class D Shares for the Six Months                   Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         1,210,639   $ 17,699,175
Automatic conversion of shares         32,850        483,062
Shares issued to shareholders
in reinvestment of dividends
and distributions                      74,296      1,046,092
                                 ------------   ------------
Total issued                        1,317,785     19,228,329
Shares redeemed                    (1,713,624)   (25,001,758)
                                 ------------   ------------
Net decrease                         (395,839)  $ (5,773,429)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         4,465,997   $ 63,170,949
Automatic conversion of shares         91,700      1,275,022
Shares issued to shareholders
in reinvestment of dividends           31,584        407,120
                                 ------------   ------------
Total issued                        4,589,281     64,853,091
Shares redeemed                    (2,382,856)   (33,695,447)
                                 ------------   ------------
Net increase                        2,206,425   $ 31,157,644
                                 ============   ============


5. Commitments:
At December 31, 1996, the Fund entered into forward exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $125,000 and $4,864,000, respectively.

6. Capital Loss Carryforward:
At June 30, 1996, the Fund had a net capital loss carryforward of approximately $16,986,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.




PORTFOLIO INFORMATION



Ten Largest Equity Holdings                          Percent of
As of December 31, 1996                              Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras*            4.0%
Grupo Carso, S.A. de C.V.*                              2.7
Kimberly-Clark de Mexico, S.A. de C.V. (Series A)       2.5
Tingyi (Cayman Islands) Holdings, Co.                   2.4
China Overseas Land & Investment Co.                    2.1
Compagnie Generale des Eaux S.A.                        2.1
Korea Mobile Telecommunications Corp. (ADR)             2.0
Banco Frances del Rio de la Plata S.A. (ADR)            2.0
AO Mosenegro (ADR)                                      2.0
Petroleo Brasileiro S.A. (Preferred)                    2.0

[FN]
*Includes combined holdings.